BURNHAM INVESTORS TRUST

BURNHAM FUND

BURHX (Class A)

BURJX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL SERVICES FUND

BURKX (Class A)

BURNX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL LONG/SHORT FUND

BURFX (Class A)

BURCX (Class C)

BMFIX (Class I)

Supplement dated February 16, 2016

to the Prospectus dated May 1, 2015 as revised October 6, 2015 (the “Class A/C Prospectus”)

and the Prospectus dated May 1, 2015 as revised August 19, 2015

(the “Class I Prospectus” and together with the Class A/C Prospectus, the “Prospectuses”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectuses.
Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectuses.

Effective as of the close of business on February 12, 2016, Foreside Fund Services, LLC replaces Burnham Securities, Inc. as the Trust’s principal underwriter. Accordingly, effective immediately, the following changes are made to the Prospectuses:

FN 1 to the Burnham Fund’s Fee Table on page 1 of the Class A/C Prospectus is amended and restated as follows:

1 Burnham Asset Management Corp. (the “adviser”) has agreed to waive all or a portion of its management fees and reimburse certain other expenses, to the extent required to reduce “Total Annual Fund Operating Expenses” to 1.59% and 2.34% of the average daily net assets attributable to Class A and Class C shares, respectively. Pursuant to the expense limitation agreement, any waivers and reimbursements made by the adviser to the fund are subject to recoupment by the adviser within three years, provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the expense limitation agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

FN 1 to the Burnham Financial Services Fund’s Fee Table on page 5 of the Class A/C Prospectus is amended and restated as follows:

1 Burnham Asset Management Corp. (the “adviser”) has agreed to waive all or a portion of its management fees and to reimburse certain expenses, to the extent required to reduce “Total Annual Fund Operating Expenses” to 1.80% and 2.55% of the average daily net assets attributable to Class A and Class C shares, respectively. Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to the fund are subject to recoupment by the adviser within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the expense limitation agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

FN 2 to the Burnham Financial Long/Short Fund’s Fee Table on page 10 of the Class A/C Prospectus is amended and restated as follows:

2 Burnham Asset Management Corp. (the “adviser”) has agreed to reimburse certain expenses to the extent required to reduce “Other expenses” to 0.65% of the average daily net assets attributable to Class A and Class C shares. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends and interest expenses, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to the fund are subject to recoupment by the adviser within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. The expense limitation is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the expense limitation agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

FN 4 to the Burnham Financial Long/Short Fund’s Fee Table on page 11 of the Class I Prospectus is amended and restated as follows:

4 Burnham Asset Management Corp. (the “adviser”) has agreed to reimburse certain expenses to the extent required to reduce “Other expenses” to 0.65% of the average daily net assets attributable to Class I shares. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends and interest expenses, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to the fund are subject to recoupment by the adviser within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. The expense limitation is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the expense limitation agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

The first paragraph under the heading “Additional Information” on page 16 of the Class A/C Prospectus and on page 17 of the Class I Prospectus is amended and restated as follows:

Burnham Asset Management Corp. was founded in 1989.

The two paragraphs in the section entitled “DISTRIBUTION AND SERVICE FEES” on page 24 of the Class A/C Prospectus are amended and restated as follows:

The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Funds to pay distribution and shareholder service fees for the sale and distribution of its Class A shares and Class C shares to shareholders of each such Class and the maintenance of shareholder accounts.

Foreside Fund Services, LLC, the Fund’s principal underwriter (the “distributor”), acts as the Fund’s distributor in connection with the offering of the Fund’s shares. The distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The distributor is not affiliated with the adviser, subadviser or their affiliates.

For Class A shares of the Burnham Fund and the Burnham Financial Services Fund, the maximum annual fee reimbursable to the distributor for such distribution and/or shareholder services is 0.25% of the average daily net assets of such shares. For Class A shares of the Burnham Financial Long/Short Fund, the maximum annual fee reimbursable to the distributor for such distribution and/or shareholder services is 0.30% of the average daily net assets of such shares, provided, however, that the portion of such fee used to cover shareholder services and expenses shall not exceed 0.25% per annum of the average daily net asset value of the Class A shares. For Class C shares, the maximum annual fees payable to the distributor for distribution and services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that respective class of shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

The adviser is entitled to retain all fees related to the 12b-1 Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of a finder’s fee for Class C shares. Financial intermediaries will become eligible for compensation under the 12b-1 Plan beginning in the 13th month following the purchase of Class C shares, although the distributor or adviser may, pursuant to a written agreement between the distributor or adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the adviser and are not financed by investors or the Fund. The adviser also receives any contingent deferred sales charges paid with respect to Class C shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

The information under the heading “Class A Sales Charges” in the section entitled “Choosing a Share Class” on page 25 of the Class A/C Prospectus is amended and restated as follows:

• The front-end sales charge decreases with the amount you invest and is included in the offering price. See schedule of breakpoints.

• Rule 12b-1 fee of 0.25% annually of average NAV for the Burnham Fund and the Burnham Financial Services Fund.

• Rule 12b-1 fee of 0.30% annually of average NAV for the Burnham Financial Long/Short Fund.

Amount invested	Sales charge as % of
	offering price	Net Amount Invested
less than $50,000	5.00%	5.26%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	4.00%	4.17%

$250,000 but less than $500,000	3.00%	3.09%

$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 and above	— *	— *

*	PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES). The following contingent deferred sales charge (“CDSC”) will be imposed on investments over $1 million if shares are redeemed within two years after purchase. The charge is calculated from the NAV at the time of purchase or redemption, whichever is lower.

Purchase-to-sale period CDSC
Year 1	1.00%
Year 2	0.50%

The information under the heading “Class C Deferred Sales Charge” in the section entitled “Choosing a Share Class” on page 25 of the Class A/C Prospectus is amended and restated as follows:

• CDSC of 1.00% for a purchase to redemption period of less than one year. No sales charge thereafter.

• Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25% annually of average daily NAV.

• Maximum purchase $500,000.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment

•	Were acquired through reinvestment of dividends or distributions

•	Class C shares do not convert to any other class of shares

The information under the heading “SALES CHARGE WAIVERS” in the section entitled “Choosing a Share Class” on page 25 of the Class A/C Prospectus is amended and restated as follows:

Under certain conditions, the following investors can buy Class A shares without a sales charge:

  Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998
  Officers, directors, trustees, employees of the adviser, the fund’s distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people
  Employer-sponsored retirement plans having more than 25 eligible employees or a minimum of $250,000 in plan assets
  Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans
  Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
  Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust
  Individuals investing distributions from tax-deferred savings and retirement plans
  All retirement plan transfer of assets established directly with the Trust utilizing BNY Mellon Investment Services as the plan’s custodian)

CDSC charges will be waived on redemptions of Class C shares in connection with:

  Distributions from certain employee tax-qualified benefit plans
  Any shareholder’s death or disability
  Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your financial intermediary and if your financial intermediary has entered into an agreement with the Trust or the Distributor. Please consult your financial adviser for further information. Information with respect to sales charges is available on the Trust’s website at www.burnhamfunds.com.

Class C shares may not be suitable for investors that anticipate withdrawing more than 10% of the account’s original value per annum.

The second table appearing under the heading “How to Buy Shares” on page 28 of the Class A/C Prospectus and on pages 27 and 28 of the Class I Prospectus is amended and restated as follows:

Method		Procedure
Mail	Open an account	Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.

	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the transfer agent by calling 1-800-462-2932 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.
Federal Funds Wire	Subsequent purchase

This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below.

Please contact the transfer agent at 1-800-462-2932 for wire instructions.

Automatic Investment Program

You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust.

You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.
Authorized Broker/Dealer or Investment Professional		Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

The information under the heading “How to contact us” on the final page of the Class A/C Prospectus and on the final page of the Class I Prospectus is amended and restated as follows:

You can obtain these documents free of charge on the funds’ website at www.burnhamfunds.com, or by contacting your dealer or by contacting the transfer agent at:

phone: 1-800-462-2932
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

BURNHAM INVESTORS TRUST

BURNHAM FUND

BURHX (Class A)

BURJX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL SERVICES FUND

BURKX (Class A)

BURNX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL LONG/SHORT FUND

BURFX (Class A)

BURCX (Class C)

BMFIX (Class I)

Supplement dated February 16, 2016

to the Statement of Additional Information dated May 1, 2015 as revised August 19, 2015 (the “SAI”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the SAI.
Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective as of the close of business on February 12, 2016, Foreside Fund Services, LLC replaces Burnham Securities, Inc. as the Trust’s principal underwriter. Accordingly, effective immediately, the following changes are made to the SAI:

The information following the heading “Purchases of Class A Shares of $1 Million or More.” in the section entitled “OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES” on page 24 of the SAI is amended and restated as follows:

On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. Brokers that initiate and are responsible for purchases of $1 million or more may receive a finder’s fee of up to 1.00% as follows:

▪	1% of the offering price of Class A shares on amounts between $1 million and $4 million
▪	0.50% of the offering price of Class A shares on amounts between $4 million and $10 million
▪	0.25% of the offering price of Class A shares on the excess over $10 million

Please note if an investor or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, the finder’s fee will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers” in the prospectus for Class A and Class C shares are not eligible for a finder’s fee on purchases of $1 million or more.

A contingent deferred sales charge (“CDSC”) will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to:

▪	1% if the redemption occurs within the first 12 months and
▪	0.50% if the redemption occurs within the next 12 months.

The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower. No sales charge will be imposed on increases in NAV, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased.

The information following the heading “Rights of Accumulation (Class A Shares).” in the section entitled “OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES” on pages 24 and 25 of the SAI is amended and restated as follows:

If an investor, the investor’s spouse or any children under the age of 21 already hold shares of any Fund, the investor may qualify for a reduced sales charge on its purchase of additional Class A shares. If the value of the shares the investor currently holds in any Fund, plus the amount the investor wishes to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Fund’s policy is to give investors the lowest commission rate possible under the sales charge structure. To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

The last sentence of the second paragraph following the heading “Letter of Intent (Class A Shares).” in the section entitled “OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES” on page 25 of the SAI is amended and restated as follows:

For more information concerning the Letter of Intent, see the application form or contact the Fund’s transfer agent at 1-800-462-2932.

The two paragraphs in the section entitled “CLASS C SHARE PURCHASES” on page 25 of the SAI are amended and restated as follows:

Class C shares are sold at the NAV next determined after receipt of an investor’s purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a finder’s fee at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund. Class C shares do not convert into any other class of shares.

If Class C shares of a Fund are redeemed within one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by calculating a percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder. In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing a finder’s fee paid to dealers and investment representatives.

The information in the section entitled “REDEMPTION OF SHARES” appearing prior to the heading “Terms of Redemptions.” on page 26 of the SAI is amended and restated as follows:

Investors in the Funds may redeem shares on any day the Funds are open for business — normally when the NYSE is open — using the proper procedures described below. See “Net Asset Value” for a list of the days on which the NYSE will be closed.

1.	Through Participating Dealers Or Other Financial Intermediaries. If an investor’s account has been established by a participating dealer or other financial intermediary, the investor should contact their financial adviser or financial intermediary to assist the investor with the redemption. Requests received by a financial adviser or financial intermediary before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.

2.	Redemption Directly through the Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A guarantee from a notary public is not acceptable. Redemption requests for $50,000 or less (whether written or telephonic), which are payable to the registered owner at the legal address of record do not require an additional medallion signature guarantee at the time of redemption.

3.	Redemption by Telephone. Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of up to $50,000. The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to speak with a customer service representative of the Fund. A check will be mailed to the investor on the following business day.

Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. The investor may obtain from the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Funds’ procedures.

The Funds do not charge for their services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

The first two paragraphs following the heading “Terms of Redemptions.” in the section entitled “REDEMPTION OF SHARES” on page 27 of the SAI are amended and restated as follows:

The amount of your redemption proceeds will be based on the NAV next computed after the transfer agent receives the redemption request in proper form. Payment for the redemption normally will be mailed to the shareholder, except as provided below. A shareholder’s redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after the redemption is processed. If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the participating dealer or other financial intermediary may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.

The last sentence of the first paragraph of the section entitled “Net Asset Value” on page 28 of the SAI is amended and restated as follows:

The Funds generally value exchange-traded securities for which no sales are reported or there is no closing price on a valuation day at the last available bid price. Securities traded over-the-counter are generally valued at the last available sale price.

The fourth paragraph of the section entitled “Trustees and Officers” on pages 34 and 35 of the SAI is amended and restated as follows:

One of the five Trustees is considered an affiliated or “interested” person under the 1940 Act (“Interested Trustee”). This category is defined as including any person who is an officer, director, or employee of the Adviser or the Funds’ principal underwriter, as well as anyone who — individually or otherwise — owns, controls, or has voting power over 5% or more of the securities of the Adviser or the Funds’ principal underwriter or of any of the Burnham Investors Trust’s funds.

The table describing the Trustees and officers of the Funds under the section entitled “Trustees and Officers” on pages 35 and 36 of the SAI is amended and restated as follows:

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
PETER BORISH (1959)	Trustee	since 2015	President, Computer Trading Corporation (financial consulting firm), since 1995.	None.

WILLIAM F. CONNELL (1944)	Trustee	since 2012	Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor, since 1983; and Founding Partner, Connell & Wiener, since 1983.	Director, Sumitomo Trust and Banking Co. (USA) Ltd., 1989-2007.
MARGARET M. EISEN (1953)	Lead Independent Trustee	since 2013	Chief Investment Officer, EAM International LLC (finance and asset management), 2003-2013; and Managing Director, CFA Institute, 2005-2008.

Board of Trustees, Columbia Acorn Trust and Wagner Advisors Trust, 2002-Present; Principal Transactions Committee of Board of Directors, One William Street, 2008-Present; Board of Directors, Audit and Compensation Committees, Agenus Corporation, 2003-2009.

ROBERT SABELHAUS (1948)	Trustee	Since 2015	Retired since 2008. Formerly, Senior Executive Vice President, Legg Mason Inc.	None.

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
JON M. BURNHAM (1936)	Chairman, President, Chief Executive Officer and Trustee	since 1989	Chairman and Chief Executive Officer of the Adviser since 1995; Director of the Adviser since 1989; and Director of Burnham Securities, Inc. since 1989.	N/A
PRINCIPAL OFFICERS
PAT A. COLLETTI (1958)	Chief Financial Officer and Treasurer	since 2012	Independent Consultant, 2010–2012; and First Vice President of the Adviser, 2004–2010.	N/A
RONALD M. GEFFEN (1952)	Vice President	since 1990	Managing Director of the Adviser since 1990.	N/A
DEBRA B. HYMAN (1961)	Executive Vice President	since 1989	Vice President, Chief Compliance Officer since 2014 and Vice President of the Adviser since 1989.	N/A
FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	since 1990 since 1999	First Vice President of the Adviser since 1990; and First Vice President of Burnham Securities, Inc. since 1990.	N/A

CAROLYN MEAD (1957)	Chief Compliance Officer	Since 2016	Since 2015, Compliance Director, Vigilant Compliance, LLC; Corporate Counsel of SEI Investments Global Funds Services, 2007-2014.	N/A

The second paragraph of the section entitled “BOARD STRUCTURE” on pages 36 and 37 of the SAI is amended and restated as follows:

The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, and the nature of its business, and is consistent with industry practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Trustees, believes the existing structure enables them to exercise effective oversight over the Funds and their operations and to access effectively the expertise and views of the Chief Executive Officer of the Adviser.

The paragraph under the heading “Interested Trustee” in the section entitled “QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES” on page 38 of the SAI is amended and restated as follows:

Mr. Burnham has served as an Interested Trustee on the Board since 1989. His relevant experience includes being the Chairman, President, Chief Executive Officer and Trustee of the Trust, Chairman, Chief Executive Officer and Director of the Adviser and Burnham Securities, Inc., and the portfolio manager to the Burnham Fund.

The first paragraph in the section entitled “COMPENSATION OF TRUSTEES AND OFFICERS” on page 39 of the SAI is amended and restated as follows:

Trustees and officers affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2016, an employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust, and such compensation is determined by the Board.

The first paragraph under the heading “Advisory Fees Paid by each Fund:” in the section entitled “INVESTMENT ADVISER” on page 45 of the SAI is amended and restated as follows:

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. A contractual expense limitation agreement among the Trust, on behalf of the Funds, and the Adviser (the “Expense Limitation Agreement”) has been approved. The Expense Limitation Agreement will terminate on April 30, 2016, unless it is renewed by all parties to the agreement, the Advisory Agreement of the Fund is terminated, or the Expense Limitation Agreement is otherwise terminated with the consent of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after April 30, 2016.

FN* to the table under the heading “Expense Limits” in the section entitled “INVESTMENT ADVISER” on page 45 of the SAI is amended and restated as follows:

* Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to limit the “Other Expenses” of each class of shares of Burnham Financial Long/Short Fund as described in the current prospectuses. Because the advisory fees for the Burnham Financial Long/Short Fund may vary between 0.80% and 1.00%, depending on performance, the Fund’s total net operating expenses will vary accordingly, after giving effect to the expense limitation. Pursuant to the Expense Limitation Agreement, the Adviser has also contractually agreed to waive and/or reimburse certain advisory fees and certain other expenses to the extent required to reduce the total annual class operating expenses of each class of shares of Burnham Fund and Burnham Financial Services Fund to the specified expense limit noted above and described in the current prospectuses.

The first paragraph under the heading “Expense Limits” in the section entitled “INVESTMENT ADVISER” on pages 45 and 46 of the SAI is amended and restated as follows:

The expense caps will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of a Fund’s business (e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents, (iii) expenses of holding and soliciting proxies for a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider. Any fee reduction or expense reimbursement made by the Adviser to a Fund will be subject to recovery from that Fund by the Adviser within the three year period following the end of the fiscal year in which the fee reduction or reimbursement occurred provided the Fund is able to effect repayment while remaining in compliance with applicable expense limitations. The Adviser may not begin to recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap. Prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived. The Chief Financial Officer of the Trust is in charge of monitoring all waivers, reimbursements and recaptures.

The information in the section entitled “DISTRIBUTOR” on pages 49 to 51 of the SAI is amended and restated as follows:

Distribution Agreement. Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Adviser, the subdviser or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 22, 2016 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the applicable prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor an additional fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Prior to February 16, 2016, the distributor for the Funds was Burnham Securities, Inc. (the “Prior Distributor”).

The table below sets forth both the aggregate amounts of sales charges paid by shareholders and the amounts received by the Prior Distributor for each of the fiscal years ended 2012, 2013 and 2014:

December 31, 2012		December 31, 2013		December 31, 2014
Aggregate Amount Paid*	Amount Received by Distributor	Aggregate Amount Paid**	Amount Received by Distributor	Aggregate Amount Paid***	Amount Received by Distributor
$784,026	$784,026	$997,844	$997,844	$1,064,714	$1,064,714

*	Of the aggregate amount paid for the fiscal year ended December 31, 2012, shareholders of Burnham Fund paid $423,105, shareholders of Burnham Financial Services Fund paid $130,820, and shareholders of Burnham Financial Long/Short Fund paid $230,101.

**	Of the aggregate amount paid for the fiscal year ended December 31, 2013, shareholders of Burnham Fund paid $530,960, shareholders of Burnham Financial Services Fund paid $213,353, and shareholders of Burnham Financial Long/Short Fund paid $253,531.

***	Of the aggregate amount paid for the fiscal year ended December 31, 2014, shareholders of Burnham Fund paid $493,393, shareholders of Burnham Financial Services Fund paid $288,924, and shareholders of Burnham Financial Long/Short Fund paid $282,397.

During the fiscal years ended December 31, 2012, 2013 and 2014 the Prior Distributor received commissions and compensation from the Funds as listed in the table below:

Year	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
2012	$35,496	$7,268	$212,199*	$0
2013	$43,982	$3,755	$101,774**	$0
2014	$31,150	$3,290	$41,075***	$0

*	Of the aggregate amount paid for the fiscal year ended December 31, 2012, Burnham Fund paid $212,199, Burnham Financial Services Fund paid $0, and Burnham Financial Long/Short Fund paid $0.
**	Of the aggregate amount paid for the fiscal year ended December 31, 2013, Burnham Fund paid $101,774, Burnham Financial Services Fund paid $0, and Burnham Financial Long/Short Fund paid $0.
***	Of the aggregate amount paid for the fiscal year ended December 31, 2014, Burnham Fund paid $41,075, Burnham Financial Services Fund paid $0, and Burnham Financial Long/Short Fund paid $0.

Rule 12b-1 Distribution Plan. The Trust has adopted a distribution plan for the Class A and Class C shares of Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund, (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Class I shares are not subject to the Plan. The Plan is a compensation plan, which means that the amount of payments under the Plan for Class A and Class C shares is not linked to the Distributor’s expenditures. Pursuant to the Plan, each Fund pays the Distributor for distribution services and expenses primarily intended to result in the sale of Class A and C shares or to provide services to holders of Class A and Class C shares, provided the categories of expenses for which payment is made are approved by the Board. Under the Plan, the Trust shall pay to the Distributor a distribution and/or shareholder service fee at the rate of up to 0.25% per annum of the average daily NAV of the Class A shares of Burnham Fund and Burnham Financial Services Fund and at the rate of up to 0.30% per annum of the average daily NAV of the Class A shares of Burnham Financial Long/Short Fund. Under the Plan, the Trust shall pay to the Distributor a distribution fee at the rate of up to 0.75% per annum of the average daily NAV of the Class C shares of each Fund and a shareholder service fee at a rate of 0.25% per annum of the average daily NAV of the Class C shares of each Fund.

The Plan provides that the distribution and/or shareholder service fees paid by Class A and Class C shares of the Funds may be used to pay for any expenses primarily intended to result in the sale of shares of such Class including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or of other broker-dealers who engage in or support the distribution of each Fund's Class A or Class C Shares; printing of prospectuses and reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; allowances to other broker-dealers; and distribution expenses incurred in connection with the distribution of Shares of a corresponding class of any Fund or other open-end, registered investment company which sells all or substantially all of its assets to a Fund or which merges or otherwise combines with a Fund. A report of the amounts expended under the Plan is submitted to and approved by the Trustees each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA regarding investment companies.

Pursuant to the Distribution Agreement, amounts retained by the Distributor are not held for profit at the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution related expenditures.

The Adviser is entitled to retain all fees related to the Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of a finder’s fee for Class C shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor or Adviser may, pursuant to a written agreement between the Distributor or Adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser and are not financed by investors or the Fund. The Advisor also receives any contingent deferred sales charges paid with respect to Class C shares.

General. The fees paid under the Plan are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to the Plan, a new Trustee who is not an interested person (as defined under the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed).

The Plan was adopted because of its anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund’s shares, an enhancement in each Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.

For the fiscal year ended December 31, 2014, the Funds paid fees under their Rule 12b-1 Plan according to the table below.

MARKETING AND ADVERTISING	PRINTING AND MAILING OF PROSPECTUSES	UNDERWRITER COMPENSATION	BROKER-DEALER COMPENSATION	SALES PERSONNEL COMPENSATION
$21,316	$7,613	$72,240	$975,629	$127,667

The sixth paragraph in the section entitled “BROKERAGE” on page 54 of the SAI is amended and restated as follows:

No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

The information following the heading “Affiliated Brokers.” in the Section entitled “BROKERAGE” on pages 54 and 55 of the SAI is amended and restated as follows:

Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser and each subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”). This practice creates a conflict of interest that may give the Adviser an incentive to place trades through Affiliated Brokers because Affiliated Brokers will receive commissions and fees for executing securities transactions for the Funds. The Funds address these conflicts through, among other things, compliance with Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder.

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that an Affiliated Broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction will not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for such broker’s other unaffiliated customers. A Fund may execute purchases and sales of portfolio securities through an Affiliated Broker if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Affiliated Broker can charge a Fund commissions for these transactions, subject to the procedures adopted by the Board and subject to review by the Independent Trustees. No Fund will engage in principal transactions with Affiliated Brokers. When appropriate, orders for the account of a Fund placed by Affiliated Brokers may be combined with orders of their respective clients in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

A broker may be affiliated with the subadviser with respect to the Fund for which the subadviser provides advice. However, with respect to the remaining Funds for which the subadviser does not provide advice, the broker may be considered unaffiliated.

At least annually, each subadviser that uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

Information about brokerage commissions paid by the Funds to the Prior Distributor, an Affiliated Broker, is set forth below.

Fund	Brokerage Commissions Paid to the Prior Distributor			Commissions paid by Fund to the Prior Distributor as a percentage of Fund’s Total Brokerage Commissions	Commissions paid by Fund to the Prior Distributor as a percentage of Total Dollar Amount of Fund’s Transactions Involving Brokerage Commissions
	2012	2013	2014	2014	2014
Burnham Fund	$212,199	$101,774	$41,075	43%	0.04%

Only Burnham Fund paid brokerage commissions to the Prior Distributor during the years ended December 31, 2012, 2013 and 2014.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund’s aggregate holdings of securities of its regular broker-dealers as of December 31, 2014 is as follows:

Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Burnham Fund	Bank of America Corporation	$1,789,000

Burnham Fund	Wells Fargo & Company	$2,741,000
Burnham Financial Long/Short Fund	Citigroup, Inc.	$2,705,500
Burnham Financial Long/Short Fund	SunTrust Banks, Inc.	$1,047,500
Burnham Financial Long/Short Fund	Bank of America Corporation	$3,588,734

The information in the section entitled “FINANCIAL STATEMENTS” on page 55 of the SAI is amended and restated as follows:

The audited financial statements of the Trust for the annual period ended December 31, 2014 are included in the Trust’s Annual Report to Shareholders dated December 31, 2014. These audited financial statements, in the opinion of management, reflect all adjustments necessary to produce a fair statement of the results for the periods presented. You can obtain a copy of the Trust’s Annual Report dated December 31, 2014 by writing or calling the Adviser at the address or telephone numbers set forth on the cover of this SAI. The financial statements included in the Annual Report are incorporated by reference into this SAI by reference to the Annual Report as filed with the Commission on March 2, 2015.